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EXHIBIT 10.7

Draft

March 16, 1998


                              AGREEMENT
                         TRANSITION SERVICES

                    EAST TENNESSEE TECHNOLOGY PARK
            COMMUNITY REUSE ORGANIZATION OF EAST TENNESSEE

This AGREEMENT is made on this    day of     , 1998, between Operations
Management International, Inc. (OMI), and                 ( ).

Whereas on          , 1998, OMI entered into an agreement (Contract)
with the Community Reuse Organization of East Tennessee (CROET) for the management, operation, maintenance and rehabilitation of utilities and infrastructure at the East Tennessee Technology Park (Project); and,

Whereas on             , 1998, OMI entered into an agreement with
CROET for t ransition services for the Project as set forth in the approved Transition Plan (Plan), Exhibit 1; and,

Whereas, OMI intends to enter into an agreement (Subcontract) with Tengasco for services related to the Project as follows:

                   1. Stream Plant
                   2. Stream Distribution
                   3. Natural Gas Distribution

and,

Whereas OMI desires that Tengasco provide certain transition services related to the Subcontract;

OMI and Tengasco agree:

1. Tengasco will submit for OMI's approval a detailed scope, budget and schedule for transition services to be provided.

2. The budget for transition services, when aproved by OMI constitutes a not-to-exceed amount for this AGREEMENT. Compensation by OMI to Tngo will be for actual services performed.

3. Compensation rates will be in accordance with rates previously provided to OMI by Tngo and incorporated into the approved Plan.

4. Tngo will document all transition activities performed under this AGREEMENT in accordance with documentation procedures established by OMI for the Plan.

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5. Tngo will submit to OMI a monthly invoice for actual transition services performed under this AGREEMENT for the previous month, including supporting documentation.

6. OMI will submit a monthly invoice to CROET for all transition services performed under the Plan, including services performed under this AGREEMENT.

7. OMI will pay Tngo within Fifteen (15) days of receipt of payment by CROET for services performed under this AGREEMENT.

8. Services not specified in the approved scope, budget and schedule are out-of-scope services and require the prior approval of OMI.

9. Tngo will comply with the Plan, including Section 6.0 TERMS AND CONDITIONS as it relates to this AGREEMENT, and specifically 6.4 Indemnity, Liability, and Insurance.

10. Tngo will comply with the terms and conditions of the Contract as it relates to this AGREEMENT.

Both parties indicate their approval of this AGREEMENT by their signatures below.

Authorized signature:                 Authorized signature:

                                      /s/ Robert M. Carter
______________________                _______________________
Bernard A. Miller
Chief Operating Officer


OPERATIONS MANAGEMENT
INTERNATIONAL, INC.